UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐ Definitive Proxy Statement

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☒ Soliciting Material Pursuant to §240.14a-12

Yahoo! Inc.

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On February 21, 2017, Yahoo! Inc. (“Yahoo”) sent the following tweet under the Twitter handle @YahooInc (https://twitter.com/YahooInc).

.@YahooInc & @Verizon have announced amended terms of our definitive agreement. Important: prnewswire.com/news-releases/… $YHOO $VZ

The tweet included a hyperlink to a joint press release of Yahoo and Verizon Communications Inc. that included the following legend.

Important additional information and where to find it

On September 9, 2016, Yahoo! Inc. (“Yahoo”) filed a preliminary proxy statement regarding the proposed sale of Yahoo’s operating business to Verizon Communications Inc. (“Verizon”). Yahoo will file with the SEC a definitive version of the proxy statement which will be sent or provided to Yahoo stockholders when available. The information contained in the preliminary proxy statement is not complete and may be changed. BEFORE MAKING ANY VOTING DECISION, YAHOO’S STOCKHOLDERS ARE STRONGLY ADVISED TO READ YAHOO’S PRELIMINARY PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND WHEN IT BECOMES AVAILABLE. YAHOO’S DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and stockholders may obtain a free copy of Yahoo’s preliminary proxy statement and any amendments or supplements to the preliminary proxy statement, Yahoo’s definitive proxy statement (when available) and any amendments or supplements to the definitive proxy statement (when available) and other documents filed by Yahoo with the SEC (when available) in connection with the proposed transactions for no charge at the SEC’s website at www.sec.gov, on the Investor Relations page of Yahoo’s website investor.yahoo.net or by writing to Investor Relations, Yahoo! Inc., 701 First Avenue, Sunnyvale, CA 94089.

Yahoo and its directors and executive officers, as well as Verizon and its directors and executive officers, may be deemed participants in the solicitation of proxies from Yahoo’s investors and stockholders in connection with the proposed transactions. Information concerning the ownership of Yahoo securities by Yahoo’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information is also available in Yahoo’s annual report on Form 10-K for the year ended December 31, 2015, as amended, and Yahoo’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 23, 2016. Information about Verizon’s directors and executive officers is set forth in Verizon’s annual report on Form 10-K for the year ended December 31, 2015 and Verizon’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 21, 2016. Information regarding Yahoo’s directors, executive officers and other persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed transactions, including their respective interests by security holdings or otherwise, also is set forth in the preliminary proxy statement described above and will be set forth in the definitive proxy statement relating to the proposed transactions when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

On February 21, 2017, Yahoo distributed the following e-mail to its full-time employees.

FROM: Marissa Mayer

SUBJECT: Yahoo and Verizon amend terms

*************************************************************

YAHOO PROPRIETARY AND CONFIDENTIAL – DO NOT FORWARD

This morning, we issued a joint press release with Verizon announcing an amendment to the agreement to purchase Yahoo’s operating business. Under the amended terms, we have agreed to reduce the price Verizon will pay for Yahoo’s operating business by $350 million. In addition, both Verizon and Yahoo will share certain legal and regulatory liabilities arising from the data breaches. Today’s announcement allows us to move forward with confidence and certainty, as we continue to plan for a successful integration.

As we work to close the transaction in Q2, it’s more important than ever for us to stay focused on those that rely on us everyday — our users, advertisers, and partners. On the heels of our strong product and financial execution last year, I have no doubt we can keep the momentum going.

With the promising opportunity to accelerate Yahoo’s mobile transformation as part of Verizon, and the value that this transaction will unlock for our shareholders, the future looks bright.

If you have questions or comments, please submit them to yo/mod and we’ll be sure to discuss them at FYI.

Thanks,

Marissa

Important additional information and where to find it

On September 9, 2016, Yahoo! Inc. (“Yahoo”) filed a preliminary proxy statement regarding the proposed sale of Yahoo’s operating business to Verizon Communications Inc. (“Verizon”). Yahoo will file with the SEC a definitive version of the proxy statement which will be sent or provided to Yahoo stockholders when available. The information contained in the preliminary proxy statement is not complete and may be changed. BEFORE MAKING ANY VOTING DECISION, YAHOO’S STOCKHOLDERS ARE STRONGLY ADVISED TO READ YAHOO’S PRELIMINARY PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND WHEN IT BECOMES AVAILABLE. YAHOO’S DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and stockholders may obtain a free copy of Yahoo’s preliminary proxy statement and any amendments or supplements to the preliminary proxy statement, Yahoo’s definitive proxy statement (when available) and any amendments or supplements to the definitive proxy statement (when available) and other documents filed by Yahoo with the SEC (when available) in connection with the proposed transactions for no charge at the SEC’s website at www.sec.gov, on the Investor Relations page of Yahoo’s website investor.yahoo.net or by writing to Investor Relations, Yahoo! Inc., 701 First Avenue, Sunnyvale, CA 94089.

Yahoo and its directors and executive officers, as well as Verizon and its directors and executive officers, may be deemed participants in the solicitation of proxies from Yahoo’s investors and stockholders in connection with the proposed transactions. Information concerning the ownership of Yahoo securities by Yahoo’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information is also available in Yahoo’s annual report on Form 10-K for the year ended December 31, 2015, as amended, and Yahoo’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 23, 2016. Information about Verizon’s directors and executive officers is set forth in Verizon’s annual report on Form 10-K for the year ended December 31, 2015 and Verizon’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 21, 2016. Information regarding Yahoo’s directors, executive officers and other persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed transactions, including their respective interests by security holdings or otherwise, also is set forth in the preliminary proxy statement described above and will be set forth in the definitive proxy statement relating to the proposed transactions when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

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